May 18, 2001

Dear Shareholder:

The six months ended March 31, 2001 was a painful period for global equity investors. Both the U.S. and the international stock markets experienced double-digit losses, with the greatest damage occurring in the previously high-flying technology sector. In this semi-annual shareholders' letter, we will discuss why market conditions were so difficult, how your Diversa Fund weathered the storm and some of the opportunities that we believe lie ahead.

MARKET REVIEW AND PERFORMANCE UPDATE

The statistics are grim enough. Here in the U.S., the S&P 500 declined -7.8% during the fourth quarter of 2000 and -11.9% during the first quarter of 2001, for a combined loss of -18.8% --- its worst six-month performance since 1974. The technology laden NASDAQ composite fell -32.6% for the fourth quarter and -25.4% for the first quarter, or -40.7% for the entire six-month period. Overseas, the MSCI EAFE (net dividends) international stock index declined -16.0% for the half year, as double-digit losses in Asia during the fourth quarter of 2000 were followed by double-digit losses in Europe during the first quarter of 2001.(1)

What caused this dramatic decline in the global equity markets? After many years of double-digit gains, U.S. stocks were overvalued by almost any measure, a point we had been speaking to for some time. Technology stocks in particular had been pushed to speculative highs by all of the excitement over the internet and the "New Economy". The market correction began when the speculative bubble in technology stocks started to deflate. It accelerated when higher interest rates finally succeeded in slowing the overheated U.S. economy, energy prices rose, corporate earnings declined, and signs of a global economic slowdown emerged. International equity returns were also hurt by the strength of the U.S. dollar (except for a brief period of weakness versus the euro during the fourth quarter of 2000).

Fortunately for diversified investors such as Diversa Fund shareholders, not all asset classes experienced the same losses as the global equity markets. U.S. bonds rose as the stock market fell, benefiting from lower interest rates and concerns that the economy might be sliding into a recession. Cash equivalents also provided a refuge from the storm.

Although almost 60% of its assets were invested in U.S. and international equities, Diversa's multi-asset diversification sheltered it from the worst effects of the global stock market correction. The Fund declined only -2.2% for the forth quarter of 2000 and -3.7% during the first quarter of 2001, or -6.4% for the entire six-month period. Positive returns from bonds and cash equivalents, then, offset many of the losses in U.S.
and international stocks.(2)

The Fund's performance was helped by an overweight position in cash and bonds and an underweight position in domestic equities. In addition, both U.S. and international stocks outperformed their benchmarks. Diversa's broadly diversified "core" U.S. stock portfolio benefited from its lack of a concentration in high tech stocks. The Fund, of course, would have performed even better if it had had less exposure to the global equity markets.

MARKET OUTLOOK

As painful as the stock market's losses might be, it is important to remember that such corrections are an integral phase of the market cycle and can create investment opportunities for those who are willing to take a long-term view. U.S. stocks have moved from being overvalued to more fairly valued, the unhealthy bubble in technology stocks has burst, earnings expectations have declined to more reasonable levels, and a lot of downside risk has already been priced into the equity markets. At the macroeconomic level, the Fed has lowered interest rates four times since the beginning of the year. The proposed tax cut should also provide stimulus for the economy. Although no one knows whether the market has bottomed and stocks could decline further from here, we believe domestic equities are much more attractive than they were a year ago.

Longer term, international stocks also offer an interesting investment opportunity. Foreign equities are relatively cheap compared to the U.S. on both a price-to-book and a price-to-earnings basis. However, Europe has slowed along with the U.S., and Japan remains in economic stagnation. International stocks also remain vulnerable to a further decline in U.S. stocks and the continued strength of the U.S. dollar. On the other hand, a U.S. current account deficit and a build up of U.S. net debt make the dollar vulnerable to potential capital outflows. In such circumstances, overseas equities could perform well relative to domestic stocks.

U.S. bonds, which were the best performing asset class last year, now appear to be fully valued. Although there is room for interest rates to decline further, bonds are no longer as compelling as they were last year. We continue to prefer U.S. bonds to international bonds.

INVESTMENT STRATEGY

During the first quarter of 2001, we took advantage of the market correction to move from an underweight to a neutral position in U.S. stocks, taking the funds for this investment from cash and U.S. bonds. We did not add more to domestic equities because of the possibility that the correction could "overshoot" into undervalued territory if the economic downturn is worse than expected.

We are now at a neutral weighting in all of our asset areas. The current strategic asset allocation targets of the Bailard, Biehl & Kaiser Diversa Fund are 2% cash equivalents, 34% global bonds, 49% U.S. stocks and 15% international stocks. Diversa does not hold any international bonds at this time.

[PIE CHART]

          INTERNATIONAL
             STOCKS           CASH       BONDS          U.S. STOCKS
             ------           ----       -----          -----------
               15%             2%         34%               49%

[END PIE CHART]

THESE ARE THE STRATEGIC ASSET ALLOCATION TARGETS FOR THE BAILARD, BIEHL & KAISER DIVERSA FUND AS OF APRIL 30, 2001. THE FUND'S ACTUAL ASSET ALLOCATIONS MAY FLUCTUATE FROM TIME TO TIME ABOVE OR BELOW THESE TARGETS.

In an effort to achieve broad diversification at a lower cost, most of the international stock portion of Diversa is now being invested in exchange traded country funds. However, the Fund continues to hold some locally traded shares of foreign companies, particularly in the United Kingdom.

ADDITIONAL NOTES

We are pleased to announce that, because of its reduced international bond and foreign currency exposure, starting next year, Diversa is likely to see a more steady flow of dividends paid quarterly rather than having most of its distributions lumped into one payment at the end of the year. This should help smooth out the cash flow from your investment in the Fund.

The WALL STREET JOURNAL has also announced that, for its own economic reasons, effective April 30, 2001, it will no longer publish the daily net asset value of any mutual fund (like Diversa) that has less than $50 million in net assets. However, the JOURNAL will still publish data about these funds in its quarterly mutual fund and other special reports. Other newspapers can continue to obtain Diversa's daily prices directly from NASDAQ. Moreover, you can request Diversa's net asset value by calling us at (800) 882-8383 or looking on internet pricing services.

CLOSING COMMENTS

Although no one likes to see negative results, we believe Diversa's multi-asset diversification helped it weather the global equity correction remarkably well. We are pleased that we entered the correction with an overweight position in cash and bonds and an underweight position in U.S. stocks. The correction has pushed U.S. stocks down to more fairly valued levels, creating investment opportunities for those who are willing to ride out any short-term volatility in the market. Since the end of the quarter, the Diversa Fund has participated in a significant rebound in the global equity markets. As of the time of this writing, its price is 4.4% higher than it was on March 31, 2001.(2)

Please feel free to contact one of our client service counselors at 800-882-8383 if you have any questions or would like to discuss the Fund in greater detail. We continue to appreciate your confidence and support.

Sincerely,



Thomas E. Bailard                         Burnie E. Sparks, Jr., CFA
Chairman                                  President

----------

(1) The performance quoted represents past performance and is not indication of future results. The Asian and European stock market performance discussed is based on the MSCI Japan net dividends, the MSAC Far East ex-Japan Free and the MSCI Europe net dividend international stock market indices (all in U.S. dollar terms).

(2) Total returns for investment periods ended March 31, 2001: 3 months: -3.69%, 12 months: -12.25%; 5 years: 5.60% annualized; 10 years: 6.83% annualized. As required by the Securities and Exchange Commission, these figures reflect the average compounded return over the period indicated that would equate an initial amount invested in shares of the Fund to the ending redeemable value of such shares, assuming all dividends and distribution by the Fund were reinvested at net asset value. The performance data quoted represents past performance, and the investment return and principal value of an investment in the Bailard, Biehl & Kaiser Diversa Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

BAILARD, BIEHL & KAISER DIVERSA FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2001
(UNAUDITED)

                                                      PAR VALUE         VALUE
                                                      ---------         -----
DOMESTIC SECURITIES (87.2%)

DOMESTIC FIXED INCOME (37.3%)

CORPORATE BONDS (2.4%)

Ford Motor Credit                                     $  200,000      $  214,264
   7.875% 06/15/10
GTE North, Inc.                                          275,000         275,517
   6.375% 02/15/10
Universal Foods                                          100,000          94,965
   6.500% 04/01/09
                                                                      ----------
Total Corporate Bonds                                                    584,746
                                                                      ----------
GOVERNMENT AGENCY (4.9%)

Federal Farm Credit Banks                                250,000         278,596
   7.375% 02/09/10
Federal Home Loan Banks                                  200,000         202,329
   5.250% 04/22/04
Federal Home Loan Banks                                  300,000         294,812
   5.540% 10/15/08
Federal Home Loan Banks                                  200,000         200,573
   6.000% 06/11/03
Federal National Mortgage Association                    250,000         251,581
   6.500% 04/29/09
                                                                      ----------
Total Government Agency                                                1,227,891
                                                                      ----------
UNITED STATES TREASURY OBLIGATIONS (30.0%)

United States Treasury Bonds                             725,000         796,560
   8.750% 11/15/08
United States Treasury Bonds                             425,000         548,250
   8.000% 11/15/21
United States Treasury Notes                             350,000         383,760
   6.625% 05/15/07
United States Treasury Notes                             525,000         544,665
   5.500% 02/15/08
United States Treasury Notes                             450,000         469,971
   5.625% 05/15/08
United States Treasury Notes                             800,000         791,126
   4.750% 11/15/08
United States Treasury Notes                             800,000         828,668
   5.500% 05/15/09
United States Treasury Notes                             400,000         402,584
   5.625% 09/30/01
United States Treasury Notes                             250,000         276,341
   6.500% 02/15/10
United States Treasury Notes                           2,000,000       2,108,740
   5.750% 08/15/10
United States Treasury Inflation Index Note              250,000         278,915
   4.250% 01/15/10
                                                                      ----------
Total United States Treasury Obligations                               7,429,580
                                                                      ----------
TOTAL DOMESTIC FIXED INCOME
(IDENTIFIED COST $9,037,822)                                           9,242,217
                                                                      ----------

BAILARD, BIEHL & KAISER DIVERSA FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2001
(UNAUDITED) - (CONTINUED)

  DOMESTIC STOCKS (49.9%)                                 SHARES         VALUE
                                                          ------      ----------
  BASIC INDUSTRY (1.3%)
  Bemis Co.                                                3,300      $  109,197
  Du Pont (E.I.) De Nemours                                1,926          78,388
  Nucor Corp.                                              3,600         144,252
                                                                      ----------
  Total Basic Industry                                                   331,837
                                                                      ----------
  CAPITAL GOODS (3.9%)
  General Electric Co.                                    14,320         599,435
  Tyco International Ltd.                                  4,000         172,920
  United Techonologies                                     2,600         190,580
                                                                      ----------
  Total Capital Goods                                                    962,935
                                                                      ----------
  COMMUNICATIONS (3.0%)
  AT&T Corp.                                               3,500          74,550
* Global Crossing Ltd.                                     2,000          26,980
* MCI WorldCom, Inc.                                       2,500          46,719
  Qwest Communications International                       3,150         110,408
  SBC Communications, Inc.                                 4,500         200,835
  Verizon Communications                                   6,000         295,800
                                                                      ----------
  Total Communications                                                   755,292
                                                                      ----------
  CONSUMER CYCLICALS (4.5%)
  Leggett & Platt Inc.                                    17,000         326,910
  Lowes Companies, Inc.                                    4,600         268,870
  Sears Roebuck & Co.                                      4,400         155,188
  Wal-Mart Stores, Inc.                                    7,200         363,600
                                                                      ----------
  Total Consumer Cyclicals                                             1,114,568
                                                                      ----------
  CONSUMER STAPLES (6.0%)
  Anheuser Busch, Inc.                                     4,400         202,092
* AOL Time Warner Inc.                                     2,800         112,420
  Pepsico, Inc.                                            8,000         351,600
  Philip Morris Companies Inc.                             5,800         275,210
  Sysco Corp.                                             16,200         429,462
  Walt Disney Co.                                          3,900         111,540
                                                                      ----------
  Total Consumer Staples                                               1,482,324
                                                                      ----------
  ENERGY/RESOURCES (3.7%)
  Conoco, Inc.                                             1,103          31,160
  Exxon Mobil Corp.                                        4,356         352,836
  Royal Dutch petroleum Co. ADR                            3,950         218,988
  Unocal Corp.                                             3,900         134,823
  Valero Refining & Marketing Co.                          5,000         177,500
                                                                      ----------
  Total Energy/Resources                                                 915,307
                                                                      ----------
  FINANCE (7.7%)
  American International Group                              4,912        395,416
  Citigroup, Inc.                                           5,733        257,870
  Federal National Mortgage Association                     6,300        501,480
  JP Morgan Chase & Co.                                     9,750        437,775
  Wells Fargo & Co.                                         6,200        306,714
                                                                      ----------
  Total Finance                                                        1,899,255
                                                                      ----------
  HEALTH CARE (5.9%)
  Abbott Laboratories                                       3,800        179,322
  American Home Products                                    5,400        317,250
* Amgen, Inc.                                               2,000        120,375
  Johnson & Johnson, Inc.                                   5,100        446,097
  Merck & Co.                                               3,400        258,060
  Pfizer, Inc.                                              3,500        143,325
                                                                      ----------
  Total Health Care                                                    1,464,429
                                                                      ----------

BAILARD, BIEHL & KAISER DIVERSA FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2001
(UNAUDITED) - (CONTINUED)

  DOMESTIC STOCKS - CONTINUED                              SHARES       VALUE
                                                           ------       -----
  HIGH TECHNOLOGY (7.7%)
* Avaya Inc.                                                  275    $     3,575
* Cisco Systems, Inc.                                       9,100        143,894
  Corning Inc.                                              1,800         37,242
* EMC Corp.                                                 4,200        123,480
  Hewlett Packard Co.                                       4,200        131,334
  Intel Corp.                                              10,800        284,175
  International Business Machines, Inc.                     3,200        307,776
* McDATA Corp. Class A                                        154          2,907
* Microsoft Corp.                                           8,000        437,500
  Motorola, Inc.                                            3,500         49,910
  Nortel Networks Corp.                                     6,790         95,400
* Oracle Systems Corp.                                      8,800        131,824
* Sun Microsystems, Inc.                                    4,000         61,480
  Texas Instuments, Inc.                                    3,000         92,940
                                                                      ----------
  Total High Technology                                                1,903,437
                                                                      ----------
  TRANSPORTATION (0.5%)
* AMR Corp.                                                 4,000        140,480
                                                                      ----------
  UTILITIES (1.2%)
  Enron Corp.                                               5,000        290,500
                                                                      ----------
  NON-CLASSIFIED (4.5%)
  S&P 500 Depositary Receipt (SPDR)                         9,600      1,120,224
                                                                      ----------
  TOTAL DOMESTIC STOCKS
  (IDENTIFIED COST $9,831,249)                                        12,380,588
                                                                      ----------
  TOTAL DOMESTIC SECURITIES
  (IDENTIFIED COST $18,869,071)                                       21,622,805
                                                                      ----------

  INTERNATIONAL SECURITIES (10.8%)

                                                      PAR VALUE
                                                  (LOCAL CURRENCY)      VALUE
                                                  ----------------      -----
**INTERNATIONAL FIXED INCOME (0.0%)

  British Aero Plc 7.450% 11/29/03         GBP          243            $     257

  TOTAL INTERNATIONAL FIXED INCOME
  (IDENTIFIED COST $525)                                                     257
                                                                      ----------

                                                       SHARES            VALUE
                                                       ------            -----
  INTERNATIONAL STOCKS (10.8%)

  AUSTRALIA (0.4%)
  Broken Hill Proprietary Ltd.                          1,000          $   9,570
* Ishares MSCI Australia Index Fund                    10,300             84,975
  National Australia Bank Ltd.                          1,000             13,964
                                                                      ----------
  Total Australia                                                        108,509
                                                                      ----------
  BELGIUM (0.2%)
* Ishares MCSI Belgium Index Fund                       4,400             49,940
                                                                      ----------
  BRAZIL (0.2%)
* Ishares MSCI Brazil Index Fund                        2,600             37,518
                                                                      ----------
  CANADA (0.7%)
* Ishares MSCI Canada Index Fund                        9,500            103,075
* Methanex Corp.                                        6,000             48,164
* Westport Innovations, Inc.                            2,000             10,161
                                                                      ----------
  Total Canada                                                           161,400
                                                                      ----------

BAILARD, BIEHL & KAISER DIVERSA FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2001
(UNAUDITED) - (CONTINUED)

                                                       SHARES            VALUE
                                                       ------            -----
INTERNATIONAL STOCKS - CONTINUED

  DENMARK (0.4%)
  Danske Bank                                           3,000         $   47,577
  Novo-Nordisk AS                                         102             20,763
  Tele Denmark AS                                         298             10,457
  William Demant Holdings                                 600             19,705
                                                                      ----------
  Total Denmark                                                           98,502
                                                                      ----------
  FRANCE (0.9%)
* Ishares MSCI France Index Fund                       11,000            223,300
                                                                      ----------
  GERMANY (0.6%)
* Ishares MSCI Germany Index Fund                       8,600            143,620
                                                                      ----------
  HONG KONG/CHINA (0.3%)
* Ishares MSCI Hong Kong Index Fund                     6,600             70,422
  Gold Peak Industries                                  1,300                 51
                                                                      ----------
  Total Hong Kong/China                                                   70,473
                                                                      ----------
  ITALY (0.6%)
* Ishares MSCI Italy Index Fund                         8,000            154,800
                                                                      ----------
  JAPAN (1.6%)
+ Hokkaido Takushoku                                   12,000                 96
* Ishares MSCI Japan Index Fund                        37,700            386,048
                                                                      ----------
  Total Japan                                                            386,144
                                                                      ----------
  MEXICO (0.1%)
* Ishares MSCI MEXICO Index Fund                        1,700             23,783
                                                                      ----------
  NETHERLANDS (0.7%)
*  Ishares MSCI Netherlands Index Fund                  8,700            168,345
                                                                      ----------
  NORWAY (0.1%)
  Gjensidige NOR Sparebank                                500             13,723
  Tomra Systems AG                                      1,200             18,707
                                                                      ----------
  Total Norway                                                            32,430
                                                                      ----------
  SINGAPORE (0.2%)
  Elec & Eltek International Co.                        4,000             10,080
  Overseas Chinese Banking Corp.                        2,310             14,969
  United Overseas Bank                                  2,112             14,856
  United Overseas Land, Wts. (Ex. 05/28/01)               450                  7
                                                                      ----------
  Total Singapore                                                         39,912
                                                                      ----------
  SOUTH KOREA (0.1%)
  Housing & Commercial Bank                                60                955
*  Ishares MSCI South Korea Index Fund                  2,100             25,116
                                                                      ----------
  Total South Korea                                                       26,071
                                                                      ----------
  SPAIN (0.3%)
* Ishares MSCI Spain Index Fund                         3,400             77,690
                                                                      ----------
  SWEDEN (0.2%)
* Ishares MSCI Sweden Index Fund                        3,700             49,395
                                                                      ----------

BAILARD, BIEHL & KAISER DIVERSA FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2001
(UNAUDITED) - (CONTINUED)

                                                       SHARES            VALUE
                                                       ------            -----
  INTERNATIONAL STOCKS - CONTINUED

  SWITZERLAND (0.4%)
* Ishares MSCI Switzerland Index Fund                   7,100        $    99,755
                                                                     -----------
  TAIWAN (0.2%)
* Ishare MSCI Taiwan Index Funds                         4100             49,323
                                                                     -----------
  UNITED KINGDOM (2.7%)
  Bae Systems                                             771              3,442
  Barclays Bank                                           900             28,085
  BP Amoco Plc                                          3,000             24,822
  British Telecom                                       3,000             21,751
  Cadbury Schweppes Plc                                 3,500             22,391
  Dixons Group Plc                                      5,000             19,779
  GKN                                                   2,400             24,651
  GlaxoSmithKline Plc                                   2,939             76,921
* Ishares MSCI United Kingdom Index Fund               18,100            283,808
  Reuters Group Plc                                     2,500             30,388
  Royal Bank of Scotland Group                          3,000             68,196
* Royal Bank of Scotland Group Fund                     3,000              3,646
  Tesco Plc                                             5,000             17,842
  Vodafone Group Plc                                   15,000             41,157
                                                                     -----------
  Total United Kingdom                                                   666,879
                                                                     -----------
  TOTAL INTERNATIONAL STOCKS
  (IDENTIFIED COST $3,016,930)                                         2,667,789
                                                                     -----------
  TOTAL INTERNATIONAL SECURITIES
  (IDENTIFIED COST $3,017,455)                                         2,668,046
                                                                     -----------
  TOTAL INVESTMENTS: 98.0%
  (IDENTIFIED COST $21,886,526)                                       24,290,851
                                                                     -----------

  OTHER ASSETS LESS LIABILITIES: 2.0%                                    503,848
                                                                     -----------
  NET ASSETS: 100.0%                                                 $24,794,699
                                                                     ===========

----------
                                CURRENCY LEGEND:
   GBP - British Pound

   ADR - American depositary receipt.

*  Non-income producing security.
** Less than 0.1%.
+  De-listed / bankrupt security; valued by management (Note 1).

(See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER DIVERSA FUND
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2001
(UNAUDITED)

ASSETS

Investments, at value
  (Identified cost $21,886,526)                                            $ 24,290,851
Cash                                                                            511,817
Receivables:
  Dividend, interest and recoverable foreign
    taxes receivable                                                            175,441
Prepaid expenses                                                                 17,692
Other assets                                                                      4,894
                                                                           ------------
      Total assets                                                           25,000,695
                                                                           ------------
LIABILITIES

Payables:
  Portfolio securities purchased                         $     90,745
  Advisory fees (Note 3)                                        7,487            98,232
Accrued expenses                                         ------------           107,764
                                                                           ------------
      Total liabilities                                                         205,996

Net assets (equivalent to $10.95 per share of no par
  value capital stock, representing the offering and
  redemption price for 2,264,556 shares outstanding,
  unlimited number of shares authorized)                                   $ 24,794,699
                                                                           ============

Net assets consist of:
  Capital paid in                                                          $ 22,810,249
  Accumulated undistributed net investment income                                52,895
  Accumulated net realized loss on investments
    and foreign currency transactions                                          (472,508)
  Unrealized appreciation (depreciation) on:
    Investments                                          $  2,404,325
    Foreign currency                                             (262)        2,404,063
                                                         ------------      ------------
                                                                           $ 24,794,699
                                                                           ============

(See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER DIVERSA FUND
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED MARCH 31, 2001 (UNAUDITED)

INVESTMENT INCOME
  Dividends (net of foreign taxes withheld of $1,485)                     $    91,794
  Interest                                                                    352,503
                                                                          -----------
     Total income                                                             444,297
                                                                          -----------
EXPENSES
  Advisory fees (See Note 3)                                $ 132,226
  Custodian fees                                               63,626
  Audit fees                                                   35,492
  Transfer agent fees                                          21,499
  Administrative fees                                          16,047
  Trustee fees and expenses (See Note 3)                       11,018
  Legal fees                                                    6,047
  Registration expense                                          4,706
  Report to shareholders                                        1,960
  Insurance expense                                             2,593
  Miscellaneous expenses                                          546
                                                            ---------
     Total expenses                                                           295,760
     Less: Fees waived                                                        (76,099)
                                                                          -----------
     Net expenses                                                             219,661
                                                                          -----------
     Net investment income                                                    224,636
                                                                          -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  AND FOREIGN CURRENCY
  Net realized loss on investments                                            (73,290)
  Net unrealized loss on investments                                       (2,209,674)
                                                                          -----------
     Net loss on investments                                               (2,282,964)
                                                                          -----------
  Net realized loss on foreign currency                                      (379,423)
  Net unrealized loss on foreign currency and foreign
    currency denominated assets and liabilities                                (2,267)
                                                                          -----------
     Net loss on foreign currency                                            (381,690)
                                                                          -----------
     Net loss on investments and foreign currency                          (2,664,654)
                                                                          -----------
  Net decrease in net assets resulting from operations                    $(2,440,018)
                                                                          ===========

(See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER DIVERSA FUND
STATEMENT OF CHANGES IN NET ASSETS

                                                           For the Six Months
                                                          Ended March 31, 2001  For the Year Ended
                                                               (Unaudited)      September 30, 2000
                                                               -----------      ------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income                                       $    224,636         $    558,204
  Net realized gain (loss) on investments                          (73,290)           1,091,323
  Net unrealized loss on investments                            (2,209,674)            (279,511)
  Net realized gain (loss) on foreign currency                    (379,423)               1,716
  Net unrealized gain (loss) on foreign currency and
    foreign currency denominated assets and liabilities             (2,267)              42,078
                                                              ------------         ------------
  Net increase (decrease) resulting from operations             (2,440,018)           1,413,810
                                                              ------------         ------------
Distributions to shareholders:
  From net investment income                                      (643,333)            (540,898)
  From net realized gain                                          (837,025)          (1,998,030)
                                                              ------------         ------------
  Total distributions                                           (1,480,358)          (2,538,928)
                                                              ------------         ------------
Fund share transactions:
  Proceeds from shares sold                                        165,346            1,767,721
  Net asset value of shares issued on reinvestment
    of distributions                                             1,211,542            2,284,009
  Cost of shares redeemed                                       (3,141,691)          (6,995,229)
                                                              ------------         ------------
  Net decrease resulting from Fund share transactions           (1,764,803)          (2,943,499)
                                                              ------------         ------------
  Net decrease in net assets                                    (5,685,179)          (4,068,617)

NET ASSETS
  Beginning of period                                           30,479,878           34,548,495
                                                              ------------         ------------
  End of period (including accumulated undistributed
    net investment income of $52,895 and $471,592,
    respectively)                                             $ 24,794,699         $ 30,479,878
                                                              ============         ============

NUMBER OF FUND SHARES
  Sold                                                              13,931            136,907
  Issued on reinvestment of distributions                          103,110            181,644
  Redeemed                                                        (267,439)          (544,011)
                                                              ------------       ------------
  Net decrease                                                    (150,398)          (225,460)
                                                              ============       ============

(See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER DIVERSA FUND
HIGHLIGHTS FINANCIAL

For a share outstanding throughout the period:

                                                        For the Six                      For the Year Ended
                                                        Months Ended                        September 30,
                                                       March 31, 2001   -------------------------------------------------------
                                                        (Unaudited)      2000        1999        1998        1997        1996
                                                        -----------      ----        ----        ----        ----        ----
Net Asset Value, Beginning of Year                        $ 12.62       $ 13.08     $ 12.99     $ 13.91     $ 13.39     $ 13.20
                                                          -------       -------     -------     -------     -------     -------

INCOME FROM INVESTMENT OPERATIONS:

  Net Investment Income                                      0.11          0.23(1)     0.28(1)     0.13(1)     0.40(1)     0.31

  Net Realized/Unrealized Gain (loss) on
  Securities and Foreign Currency                           (1.14)         0.29        0.90        0.23        1.92        0.96
                                                          -------       -------     -------     -------     -------     -------
Total from Investment Operations                            (1.03)         0.52        1.18        0.36        2.32        1.27
                                                          -------       -------     -------     -------     -------     -------
LESS DISTRIBUTIONS:

  Net Investment Income                                     (0.28)        (0.21)      (0.13)      (0.23)      (0.42)      (0.32)
  Capital Gain                                              (0.36)        (0.77)      (0.96)      (1.05)      (1.38)      (0.76)
                                                          -------       -------     -------     -------     -------     -------
Total Distributions                                         (0.64)        (0.98)      (1.09)      (1.28)      (1.80)      (1.08)
                                                          -------       -------     -------     -------     -------     -------
Net Asset Value, End of Year                              $ 10.95       $ 12.62     $ 13.08     $ 12.99     $ 13.91     $ 13.39
                                                          =======       =======     =======     =======     =======     =======

TOTAL RETURN                                                (8.49%)(2)     3.97%       9.25%       2.98%      19.14%      10.09%

RATIOS/SUPPLEMENTAL DATA:

  Net Assets, End of Year (millions)                      $  24.8       $  30.5     $  34.5     $  35.3     $  37.5     $  36.6

  Ratio of Expenses to Average Net Assets:
  Before fees waived and expenses paid indirectly            2.12%(3)      2.00%       1.95%       1.86%       1.84%       1.99%
  After fees waived and expenses paid indirectly             1.58%(3)      1.78%       1.95%       1.80%       1.84%       1.99%

  Ratio of Net Investment Income to Average Net Assets:
  Before fees waived and expenses paid indirectly            1.07%(3)      1.45%       1.51%       1.34%       1.87%       2.09%
  After fees waived and expenses paid indirectly             1.61%(3)      1.68%       1.51%       1.34%       1.87%       2.09%

Portfolio Turnover Rate                                        24%(2)        36%         54%         59%         66%         68%

----------
1. Net investment income per share has been computed before adjustments for book/tax differences.
2.   Not annualized.
3.   Annualized.

(See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER DIVERSA FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

--------------------------------------------------------------------------------

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Bailard, Biehl & Kaiser Diversa Fund (the "Fund") is the sole series of the Bailard, Biehl & Kaiser Fund Group, which was organized as a Massachusetts business trust in August 1986 and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The following significant accounting policies are followed by the Fund in the preparation of its financial statements and are in conformity with accounting principles generally accepted in the United States of America.

SECURITY VALUATION

Each listed investment security is valued at the closing price reported by the principal securities exchange on which the issue is traded or, if no sale is reported, the mean of the closing bid and asked prices. Securities which are traded over-the-counter are normally valued at the mean of the closing bid and asked prices quoted by major dealers of such securities, or, in the absence of such prices, as determined in good faith by, or under procedures determined by, the Trustees of the Fund. Short-term obligations with a maturity of 60 days or less are valued at amortized cost which approximates market.

The Fund's investment in foreign securities may entail risks due to the potential of political and economic instability in the countries in which the securities are offered or the issuers conduct their operations.

FOREIGN CURRENCY

Foreign currency amounts, other than the cost of investments, are translated into U.S. dollar values at the mean of the bid and offer price of such currency against U.S. dollars last quoted on the valuation date. The cost of investments is translated at the rates of exchange prevailing on the dates the portfolio securities were acquired.

The Fund includes foreign exchange gains and losses from dividends and interest receivable and other foreign currency denominated payables and receivables in realized and unrealized gain (loss) on foreign currency. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in the market price of securities for financial reporting purposes. The impact of fluctuations in foreign exchange rates on investments are included with net realized and unrealized gain (loss) on investments.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

In connection with purchases and sales of securities denominated in foreign currencies, the Fund may enter into forward foreign currency exchange contracts ("contracts"). Additionally, from time to time the Fund may enter into contracts to sell foreign currencies to hedge certain foreign currency assets. All commitments are "marked-to-market" daily at the applicable translation rates supplied by a quotation service and any resulting unrealized gains or losses are included as unrealized appreciation (depreciation) on foreign currency denominated assets and liabilities. The Fund records realized gains or losses at the time the forward contract is settled. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

OPTIONS

The Fund may purchase and write call and put options on foreign currencies and stock indices. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which are exercised or closed are offset against the proceeds or amounts paid on the transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying currencies or indices may be sold (called) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the currency or indices underlying the written option.

BAILARD, BIEHL & KAISER DIVERSA FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) - (CONTINUED)

--------------------------------------------------------------------------------

NOTE 1 - CONTINUED

The Fund may also purchase put and call options. The Fund pays a premium which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. The risk associated with purchasing a put and call option is limited to the premium paid.

The Fund follows the following procedures when valuing options. For all options other than index options, the value is the last sale price on the exchange on which they are listed, unless no sales of such options have taken place on that day, in which case they will be valued at the mean between their closing bid and asked prices. Exchange traded index options are valued at the last sale price only if that price falls on or between the closing bid and asked prices on that day. If the last sale price falls outside of the range of the closing bid and asked prices, or if there has been no sale that day, then the index option will be valued using the mean of the closing bid and asked prices.

FEDERAL INCOME TAXES

The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Also, it is the Fund's intention to make distributions in amounts sufficient to avoid imposition of excise tax under the Internal Revenue Code. Therefore, no provision is made for Federal income or excise taxes.

At the end of each year, capital paid in, accumulated net investment income and accumulated net realized loss on investments will be adjusted for permanent book-tax differences. Reclassifications between accumulated net investment income and accumulated net realized loss on investments arise principally from differing book and tax treatments for foreign currency transactions.

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

OTHER

Investment security transactions are accounted for on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date or when the Fund first becomes aware of such dividends. Interest income is recorded on the accrual basis. Distributions to shareholders are recorded on the ex-dividend date.

The Fund uses the identified cost method for determining realized gain or loss on investments.

NOTE 2 - PURCHASES AND SALES OF SECURITIES

For the six months ended March 31, 2001, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $3,663,352 and $8,127,505, respectively. Purchases and sales of U.S. Government obligations aggregated $2,651,299 and $666,785, respectively.

NOTE 3 - MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund has an Investment Advisory and Management Agreement with Bailard, Biehl & Kaiser, Inc. (the "Advisor"). The Agreement requires the payment of a monthly fee computed on an annual basis as follows:

         .95% of the first $75,000,000 of the average net assets of the Fund; .80% on the next $75,000,000;
         .65% on amounts in excess of $150,000,000.

BAILARD, BIEHL & KAISER DIVERSA FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) - (CONTINUED)

--------------------------------------------------------------------------------

NOTE 3 - CONTINUED

The Fund is responsible for its own operating expenses. For the period from October 1, 1999 through December 31, 1999, the Advisor did not place a voluntary limit on the Fund's total expenses. Commencing on January 1, 2000 and through June 30, 2000, the Advisor agreed to limit the Fund's total expenses to not more than 1.75% of the average daily net assets, and from July 1, 2000 through December 31, 2000, the Advisor further limits the Fund's total expenses to 1.60%. The Advisor has stated its intention, but is not required, to reduce such expenses further to 1.55% from January 1, 2001 through June 30, 2001, and to 1.50% from July 1, 2001 through December 31, 2001. At March 31, 2001, the Advisor waived fees of $76,099.

As approved by the Trustees, the Fund has entered into an agreement with its custodian, Brown Brothers Harriman & Co. ("BBH & Co."), whereby brokerage commissions charged on U.S. equity trades executed through BBH & Co. are available to offset custody transaction charges. There were no such credits during the six months ended March 31, 2001.

Each outside Trustee is compensated by the Fund at the rate of $4,000 per year plus an attendance fee of $667 for each Trustees' meeting attended and related travel expenses.

NOTE 4 - TAX BASIS UNREALIZED APPRECIATION (DEPRECIATION)

Gross and net unrealized appreciation (depreciation) at March 31, 2001 based on a cost of $21,886,526 for federal income tax purposes, is as follows:

Gross unrealized appreciation                                       $ 2,469,738
Gross unrealized depreciation                                           (65,413)
                                                                    -----------
Net unrealized appreciation                                         $ 2,404,325
                                                                    ===========